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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) August 15, 1997

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                           HOST MARRIOTT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
               (State or Other Jurisdiction of Incorporation)

       1-5664                                       53-0085950
(Commission File Number)               (I.R.S. Employer Identification Number)


                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code (301) 380-9000
         (Former Name or Former Address, if changed since last report.)

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                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 15, 1997, Host Marriott Corporation ("Host Marriott"), through a joint venture with Interstate Hotels Company ("Interstate"), acquired a controlling interest in the Manhattan Beach Radisson Plaza in Manhattan Beach, California, which has been converted to the Marriott brand. The joint venture purchased the hotel for $38.25 million. Host Marriott will own a 75% interest in the venture. Interstate will own 25% and will remain as manager of the property under a Marriott franchise agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of business acquired:

          It is impracticable for the Registrant to provide the required financial statements and pro forma financial information at the time of this filing. The Registrant will file such financial statements and pro forma financial information by amendment no later than 60 days after the date this report is filed, as permitted under Item 7 of Form 8-K.

      (c) Exhibits:

          (10.1)Purchase  and  Sale  Agreement  and  Joint  Escrow  Instructions
               Agreement, dated as of June 30, 1997, between Manhattan Beach Hotel Partners, L.P. and HMC/Interstate Manhattan Beach, L.P.

          (99) News Release dated August 18, 1997.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST MARRIOTT CORPORATION

                                   By:  /s/ Donald D. Olinger
                                        --------------------------------
                                        Donald D. Olinger
                                        Senior Vice President and
                                        Corporate Controller

 Date: September 2, 1997